UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Annaly Capital Management, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

EXPLANATORY NOTE

We are making this filing to amend and replace the sample proxy card included in our Proxy Statement filed on April 3, 2025. The proxy materials delivered to our stockholders will include the attached proxy card. Other than this change to the proxy card, the Proxy Statement remains unchanged.

ANNALY®

ANNALY CAPITAL MANAGEMENT, INC.
1211 AVENUE OF THE AMERICAS
NEW YORK, NY 10036
ATTN: ANTHONY C. GREEN

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 13, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NLY2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 13, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V65976-P24841 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ANNALY CAPITAL MANAGEMENT, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	For	Against	Abstain
1a. David L. Finkelstein	☐	☐	☐
1b. Thomas Hamilton	☐	☐	☐
1c. Kathy Hopinkah Hannan	☐	☐	☐
1d. Martin Laguerre	☐	☐	☐
1e. Manon Laroche	☐	☐	☐
1f. Eric A. Reeves	☐	☐	☐
1g. Glenn A. Votek	☐	☐	☐
1h. Scott Wede	☐	☐	☐
1i. Vicki Williams	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2:	For	Against	Abstain
2. Advisory approval of the Company's executive compensation.	☐	☐	☐
The Board of Directors recommends you vote FOR proposal 3:	For	Against	Abstain
3. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.	☐	☐	☐
The Board of Directors recommends you vote AGAINST proposal 4:	For	Against	Abstain
4. Advisory stockholder proposal to adopt the right to act by written consent.	☐	☐	☐

NOTE: Voting items may include such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V65977-P24841 Annaly Capital Management, Inc. Annual Meeting of Stockholders May 14, 2025 This proxy is solicited by the Board of Directors Revoking all prior proxies, the undersigned hereby appoints David L. Finkelstein and Anthony C. Green, and each of them, as proxies for the undersigned, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of Common Stock, par value $.01 per share, of Annaly Capital Management, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, which will be a virtual meeting conducted via live webcast to be held at 9:00 a.m., Eastern Time, on Wednesday, May 14, 2025 at www.virtualshareholdermeeting.com/NLY2025, and at any postponement or adjournment thereof as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated below. The shares represented by this proxy when properly executed, will be voted as directed. If no directions are given, this proxy will be voted in accordance with the Board of Directors' recommendations as listed on the reverse side of this card and at their discretion on any other matter that may properly come before the meeting. Continued and to be signed on reverse side Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The 2024 Annual Report to Stockholders and 2025 Notice and Proxy Statement are available at www.proxyvote.com. Annaly Capital Management, Inc. 1211 Avenue of the Americas New York, NY 10036